UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 24, 2016

TEARLAB CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51030	59-343-4771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9980 Huennekens St., Ste 100

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 455-6006

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.

On February 24, 2016, TearLab Corporation’s (“TearLab” or the “Company”) Board of Directors approved a staff reduction plan. The plan is expected to include a workforce reduction in force of 54 positions. The staff reduction plan is expected to be completed by the end of the first quarter of 2016.

The Company has offered severance benefits to the affected employees, including cash severance payments. Each affected employee’s eligibility for the severance benefits is contingent upon such employee’s execution (and no revocation) of a separation agreement, which includes a general release of claims against the Company.  The Company currently expects to recognize approximately $0.3 million in costs associated with the staff reduction plan in the first quarter of 2016, which primarily consists of the cash severance payments. These cash restructuring charges are expected to be paid in the first quarter of 2016.

The text of the press release announcing the strategic restructuring is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

In order to provide TearLab’s investors with an understanding of our current intentions and future prospects, this release may contain statements that are forward-looking. Any statements contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “possible” and similar expressions are intended to identify forward-looking statements. Forward-looking statements contained in this Current Report on Form 8-K include, among others, statements relating to TearLab’s current expected restructuring costs and savings, and the favorable impact on operating expenses.

Forward-looking statements involve risks and uncertainties related to our business and the general economic environment, many beyond our control. These risks, uncertainties and other factors could cause our actual results to differ materially from those projected in forward-looking statements, including market risk and the risks we identify in reports filed with the SEC.

Although we believe that the forward-looking statements contained herein are reasonable, we can give no assurance that our expectations are correct. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. For a detailed description of our risks and uncertainties, you are encouraged to review the official corporate documents filed with the SEC. TearLab does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof except as required by law.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press release, dated February 29, 2016, announcing strategic restructuring.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEARLAB CORPORATION

By:	/s/ Wes Brazell
Wes Brazell Chief Financial Officer

Date: February 29, 2016